Tax Status	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Tax Status [Line Items]
Tax Status
4. Tax Status:
The Internal Revenue Service has determined and informed the Company by a determination letter dated September 22, 2017 that the Plan and related trust are designed in accordance with applicable sections of the IRC. The Plan has been amended and restated since receiving the determination letter. However, the Company and the Benefit Plans Committee believe the Plan is designed and currently being operated in compliance with the applicable requirements of the IRC.
Generally accepted accounting principles require plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the relevant taxing authority. The tax positions taken include the Plan status as a qualified plan. The Benefit Plans Committee believes that the Plan is operating in a manner that does not jeopardize its tax status. Therefore, no provision for income taxes has been included in the Plan’s financial statements.
The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Benefit Plans Committee believes the Plan is no longer subject to income tax examinations for years prior to 2022.